UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2021

PennyMac Financial Services, Inc.

(formerly known as New PennyMac Financial Services, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 8, 2021, PennyMac Financial Services, Inc. (the “Company”) issued a press release announcing its intention to offer $500 million aggregate principal amount of senior notes due 2029 in a private offering (the “Offering”) that is exempt from the registration requirements of the Securities Act of 1933, as amended. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

In connection with the Offering, the Company also disclosed certain additional information in related offering memorandum in advance of the filing of its Annual Report on Form 10-K for the year ended December 31, 2020, including updated Risk Factors disclosure and updated Legal Proceedings disclosure related to the Company. A copy of these updated disclosures is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

This Current Report on Form 8-K, including Exhibits 99.1 and 99.2, does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

This Current Report on Form 8-K, including Exhibits 99.1 and 99.2, contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of timing, future results or performance. These forward-looking statements involve certain risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements, as discussed further in the press release attached hereto as Exhibit 99.1 and the updated disclosures attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated February 8, 2021
99.2	Updated Risk Factors and Legal Proceedings Disclosures
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Date: February 8, 2021	/s/ Daniel S. Perotti
Daniel S. Perotti
Senior Managing Director and Chief Financial Officer